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Exhibit 10.2

                                                                 Loan No. 99-407

                              SENIOR HOUSING RIDER


            THIS SENIOR HOUSING RIDER is attached to and made a part of that certain Loan Agreement dated as of the 30th day of December, 1999, among BALANCED CARE REALTY AT STATE COLLEGE, INC., a Delaware corporation, BALANCED CARE REALTY AT ALTOONA, INC., a Delaware corporation, BALANCED CARE REALTY AT LEWISTOWN, INC., a Delaware corporation, BALANCED CARE REALTY AT READING, INC., a Delaware corporation, BALANCED CARE REALTY AT BERWICK, INC., a Delaware corporation, BALANCED CARE REALTY AT PECKVILLE, INC., a Delaware corporation, BALANCED CARE REALTY AT SCRANTON, INC., a Delaware corporation, BALANCED CARE REALTY AT MARTINSBURG, INC., a Delaware corporation, BALANCED CARE REALTY AT MAUMELLE, INC., a Delaware corporation, BALANCED CARE REALTY AT SHERWOOD, INC., a Delaware corporation, BALANCED CARE REALTY AT MOUNTAIN HOME, INC., a Delaware corporation, and BALANCED CARE REALTY AT MANSFIELD, INC., a Delaware corporation (collectively, "Borrower"), the undersigned operators and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation (Heller Healthcare Finance, Inc. and its successors and assigns are hereinafter referred to as "Lender"). To the extent of any conflict between the terms and provisions of this Rider and the terms and provisions of the Loan Agreement, the terms and provisions of this Rider shall govern and control the rights and obligations of the parties.

            R-1. All terms not defined in this Rider shall have the meanings ascribed to such terms as set forth in the Loan Agreement.

            R-2. The following representations, warranties and covenants are hereby added to the representations, warranties and covenants contained in the Loan Agreement.

            Each Borrower represents, covenants, and warrants, as of the date hereof and through the term of Loan, as follows:

            (a) Each Borrower, together with the Balanced Care Corporation Affiliate which is the Manager of each of the Properties and the Improvements thereon, and if applicable, the Master Lessee of each Property in whose name the Licenses are issued (collectively, the "Operator"), are using and operating their respective the Properties and Improvements (collectively, the "Facilities") as assisted and/or independent senior housing and/or Alzheimer's facilities, together with
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      outpatient rehabilitation services, each Facility having the number of beds/units set forth on Exhibit A to the Loan Agreement (as modified from time to time with Lender's consent, which consent shall not be unreasonably withheld, the "Licensed Use"). Operator and each Borrower complies, and throughout the term of the Loan will comply in all material respects, with all federal, state and local laws, regulations, quality and safety standards, accreditation standards and requirements of the applicable state department of health or other applicable state regulatory agency (each a "DOH") and all other federal, state or local governmental authorities including those relating to the quality and adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies, additions to facilities and services and fee splitting. Each Facility which is owned, leased or operated by a Borrower or Operator shall be operated at all times in compliance in all material respects with such laws and requirements.

            (b) All governmental licenses, permits, regulatory agreements or other approvals or agreements necessary or desirable for the Licensed Use of each Facility are held by a Borrower or Operator in the name of the Borrower or Operator as required under applicable law and are in full force and effect, including, if required, a valid certificate of need ("CON") or similar certificate, license, or approval issued by the DOH for the requisite number of beds and units in each Facility, and a provider agreement or other required documentation of approved provider status for each provider payment or reimbursement program listed in Exhibit R-1 hereto, if applicable; provided, however, rehabilitation services are provided at some or all of the Facilities by third parties, each of whom has the necessary licenses to perform such services at a Facility. All required permits, certificates, licenses and governmental approvals necessary for operation of each Facility for the Licensed Use are listed on Exhibit R-1 hereto (collectively, the "Licenses"). So long as the Loan remains outstanding, each Borrower (and Operator) shall operate its Facility or cause its Facility to be operated in a manner such that the Licenses shall remain in full force and effect. True and complete copies of the Licenses have been delivered to Lender.

            (c) The Licenses for each Facility, including without limitation, if applicable, the CON:
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                  (i) May not be, and have not been, and will not be transferred to any location other than that Facility; provided, however, the CON's for the Arkansas Facilities were acquired from other facilities;

                  (ii) Are not now and will not be pledged as collateral
            security for any other loan or indebtedness; and

                  (iii) Are held free and will remain free from restrictions or known conflicts which would materially impair the use or operation of the Facility for the Licensed Use, and shall not be provisional, probationary or restricted in any way.

            (d) Neither any Borrower nor Operator shall:

                  (i) Rescind, withdraw, revoke, amend, modify, supplement, or otherwise alter the nature, tenor or scope of the Licenses for any Facility;

                  (ii) Amend or otherwise change any Facility's authorized
            units/beds capacity and/or the number of units/beds approved by the DOH; except that, subject to Lender's consent, which consent shall not be unreasonably withheld or delayed, a Borrower may change the allocation of beds/units between assisted living and independent living;

                  (iii) Replace or transfer all or any part of a Facility's
            units or beds to another site or location; or

                  (iv) Voluntarily transfer or encourage the transfer of any resident of a Facility to any other facility not subject to a Mortgage, unless such transfer is at the request of the resident or is for reasons relating to the health, required level of medical care or safety of the resident to be transferred.

            (e) If and when a Borrower or Operator participates in any Medicare or Medicaid or other third party payor program with respect to a Facility, that Facility will remain in compliance in all material respects with all requirements for participation in Medicare and Medicaid, including the Medicare and Medicaid Patient Protection Act of 1987. Each Facility is and will remain in conformance in all material
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      respects with all insurance, reimbursement and cost reporting requirements, and, if applicable, has a current provider agreement which is in full force and effect under Medicare and Medicaid.

            (f) There is no, and during the term of the Loan there shall be no, threatened, existing or pending revocation, suspension, termination, probation, material restriction, material limitation, or nonrenewal affecting any Borrower, Operator or any Facility or any participation or provider agreement with any third-party payor, including Medicare, Medicaid, Blue Cross and/or Blue Shield, and any other private commercial insurance managed care and employee assistance program (such programs, the "Third-Party Payors' Programs") to which a Borrower or Operator may presently be subject with respect to a Facility, or at any time hereafter is subject. All Medicaid, Medicare, and private insurance cost reports and financial reports submitted by a Borrower or Operator, if any, are and will be materially accurate and complete and have not been and will not be misleading in any material respects. No cost reports for any Facility remain open or unsettled.

            (g) None of the Borrowers, Operator, or any Facility is or will be the subject of any proceeding by any governmental agency, and no notice of any violation has been or will be issued by a governmental agency that would, directly or indirectly, or with the passage of time:

                  (i) Have a material adverse impact on a Borrower's or
            Operator's ability to accept and/or retain patients or operate any Facility for its Licensed Use or result in the imposition of a material fine, a sanction having a material impact on a Borrower, a lower rate certification or a lower reimbursement rate for services rendered to eligible patients;

                  (ii) Modify, limit or annul or result in the transfer,
            suspension, revocation or imposition of probationary use of any of the Licenses; or

                  (iii) If applicable, affect a Borrower's or Operator's
            continued participation in the Medicaid or Medicare programs or any other of the Third-Party Payors' Programs, or any successor programs thereto, at current rate certifications.
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            (h) Each Facility and the use thereof complies and will continue to comply in all material respects with all applicable local, state and federal building codes, fire codes, health care, senior housing and other regulatory requirements (the "Physical Plant Standards") and no waivers of Physical Plant Standards exist at any Facility, except those that are described on Exhibit R-2 attached hereto.

            (i) No Facility has received a "Level A" (or equivalent) violation, and no statement of charges or deficiencies has been made or penalty enforcement action has been undertaken against any Facility, Operator or a Borrower, or against any officer, director, partner, member or stockholder of Operator or a Borrower by any governmental agency during the last three calendar years, and there have been no violations over the past three years which have threatened any Facility's, any Operator's or a Borrower's certification for participation in Medicare or Medicaid or the other Third-Party Payors' Programs.

            (j) There are no current, pending or outstanding Medicaid, Medicare or Third-Party Payors' Programs reimbursement audits or appeals pending at any Facility, and there are no years that are subject to audit.

            (k) There are no current or pending Medicaid or Medicare or Third-Party Payors' Programs recoupment efforts at any Facility. No Borrower is a participant in any federal program whereby any governmental agency may have the right to recover funds by reason of the advance of federal funds, including those authorized under the Hill-Burton Act (42 U.S.C. 291, et seq.).

            (l) No Borrower will pledge its receivables as collateral security for any other loan or indebtedness.

            (m) There are no and there will remain no patient or resident care agreements with patients or residents which deviate in any material adverse respect from the form agreements which have been delivered to and approved by Lender pursuant to Section 3.7 of the Loan Agreement.

            (n) All patient or resident records at each Facility, including patient or resident trust fund accounts, are true and correct in all material respects, and will remain true and correct in all material respects.
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            (o) Any agreement relating to the general management, and operation of any Facility (each a "Management and Operating Agreement") and the manager or operator thereunder shall be subject to Lender's reasonable approval and no Management and Operating Agreement shall be modified, amended or terminated without Lender's prior consent, which consent shall not be unreasonably withheld. In the event any Management and Operating Agreement is terminated or in the event of foreclosure or other acquisition of a Facility by Lender or its designee or any purchaser at a foreclosure sale, Borrower, Lender, any subsequent operator or any subsequent purchaser need not obtain a CON prior to applying for and receiving Medicare or Medicaid payments.

            (p) No Borrower shall, nor shall any Facility or Operator, other than in the normal course of business, change the terms of any of the Third-Party Payors' Programs now or hereinafter in effect or their normal billing payment or reimbursement policies and procedures with respect thereto (including the amount and timing of finance charges, fees and write-offs).

            (q) From time to time, upon the request of Lender, regardless of whether or not an Event of Default has occurred hereunder or under the other Loan Documents, each Borrower shall, and shall cause Operator to complete, execute and deliver to Lender any applications, notices, documentation, and other information necessary or desirable, in Lender's judgment, to permit Lender or its designee (including a receiver) to obtain, maintain or renew any one or more of the Licenses for a Facility (or to become the owner of the existing Licenses for a Facility) and to the extent permitted by applicable law to obtain any other provider agreements, licenses or governmental authorizations then necessary or desirable for the operation of a Facility by Lender or its designee for its Licensed Use (including, without limitation, any applications for change of ownership of the existing Licenses or change of control of the owner of the existing Licenses). Upon an occurrence of an Event of Default, to the extent permitted by applicable law, (i) Lender is hereby authorized (without the consent of any Borrower or Operator) to submit any such applications, notices, documentation or other information which a Borrower caused to be delivered to Lender in accordance with the above provisions to the applicable governmental authorities, or to take such other steps as Lender may deem advisable to obtain, maintain or renew any License or other license or governmental authorization in connection with the operation of any Facility for its Licensed Use, and each Borrower agrees to cooperate and to cause Operator to cooperate with Lender in connection with the same and (ii) each Borrower, upon demand by Lender, shall take any action and cause Operator to take any action necessary or desirable, in Lender's sole judgment, to permit Lender or its designee (including a receiver) to use, operate and maintain each Facility for its Licensed Use. If any Borrower fails to comply with the provisions of this subsection (q) for any reason whatsoever, such Borrower hereby irrevocably appoints Lender and its designee as such Borrower's attorney-in-fact, with full power of substitution, to take any action and execute any documents and instruments necessary or desirable in Lender's sole judgment to permit Lender or its designee to undertake Borrower's obligations under this subsection (q), including without limitation, obtaining any licenses or governmental authorizations then required for the operation of a Facility by Lender or its designee for its Licensed Use. The foregoing power of attorney is coupled with an interest and is irrevocable and Lender may exercise its rights thereunder in addition to any other remedies which Lender may have against any Borrower or Guarantor as a result of a Borrower's breach of the obligations contained in this subsection (q).

            (r) Each Borrower and Operator shall at all times comply in all material respects with all obligations under the contracts and leases with residents of each Facility, and no Borrower shall commit or permit any default by a Borrower or Operator thereunder. Each Borrower hereby indemnifies and holds harmless Lender and agrees to defend Lender (with counsel reasonably acceptable to Lender) from and against (collectively, the "Indemnified Claims") any (i) claims, proceedings or causes of action brought by any resident of a Facility, and (ii) loss, damage, cost or expense, including reasonable attorneys' fees, incurred or suffered by Lender as a result of any (x) breach by a Borrower or Operator of any contract or lease with a resident of a Facility or (y) violation of any license or any federal, state or local law governing a Facility or the use, operation or maintenance thereof for its Licensed Use.
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            (s) Notwithstanding the foregoing or any other provision of this
      Senior Housing Rider to the contrary, if through the exercise of Lender's rights under the Loan Documents or otherwise, Lender or an affiliate of Lender shall take permanent possession and control of any Facility, Borrower shall not be liable to Lender for any Indemnified Claims which first arose after the date ("Transfer Date") Lender or an affiliate of Lender took permanent possession and control of that Facility if (but only if) the following conditions are fully satisfied:

                  (i) None of any Borrower, Guarantor, any Affiliate of Borrower
            or Guarantor or any agent, employee or contractor of any of the foregoing contributed, by act or omission, to the cause, existence, or occurrence of such Indemnified Claims; and

                  (ii) The events or state of facts resulting (or with the
            passage of time eventually permanently resulting) in any such Indemnified Claims did not exist prior to the Transfer Date.

            (t) Notwithstanding any of the foregoing provisions of this Senior Housing Rider to the contrary, Lender, Borrower and Operator agree that with respect to each of the seven Facilities located in Pennsylvania (the "Pennsylvania Facilities"),

                  (i) at the Closing, the Licenses for such Facility will be in the name of the Master Lessee thereof, not in the name of the Manager thereof or the Borrower which owns such Facility (an "Owner");

                  (ii) promptly after Closing, each Owner and Master Lessee of such Facility will seek a determination from the DOH that the Licenses for each Facility do not need to be transferred to the Owner as a result of (A) the termination of the Master Lease of such Facility and the existing Management Agreement with respect to such Facility, concurrently with (B) the execution of a new Management Agreement in substantially the same form as has been approved by Lender and exists as of the date hereof at the Facilities which are not Pennsylvania Facilities (a "New Management Agreement"), whereby the Master Lessee will be the Manager of such Facility and will continue as the holder of the Licenses for such Facility;
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                  (iii) if the DOH indicates that it will not provide the
            requested determination (or fails to provide it in a timely manner), then such Owner will use diligent efforts to have the Licenses for such Facility reissued in the name of such Owner, at which time the Master Lease and existing Management Agreement with respect to such Facility shall be terminated, and a New Management Agreement entered into between the Owner and either the former Master Lessee or the prior Manager;

                  (iv) simultaneously with an Owner entering into a New
            Management Agreement, it (and the Manager thereunder) shall enter into an Agreement Regarding Management Agreement and Waiver of Property Management and Broker's Liens in favor of Lender in substantially the form entered into by the Borrowers and Managers which own or manage the Facilities which are not Pennsylvania Facilities on the date hereof (each, an "ARM Agreement");

                  (v) if by March 15, 2000,

                        (A) all seven of the Master Leases have not been
                  terminated, or

                        (B) there have not been seven New Management Agreements
                  and seven new ARM Agreements entered into as contemplated above, or

                        (C) the DOH has not either issued a new License in the
                  Owner's name or issued the determination described in clause
                  (ii) above, for each of the seven Pennsylvania facilities,

            then, such circumstances shall constitute an Event of Default under the Loan Agreement.


                                 BORROWER:

                                 BALANCED CARE REALTY AT STATE COLLEGE, INC., a Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its VP-CFO
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                                 BALANCED CARE REALTY AT ALTOONA, INC., a
                                 Delaware corporation


                                 By/s/Clint T. Fegan
                                 Name Clint T. Fegan
                                 Its VP-CFO

                                 BALANCED CARE REALTY AT LEWISTOWN, INC., a
                                 Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 BALANCED CARE REALTY AT READING, INC., a
                                 Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 BALANCED CARE REALTY AT BERWICK, INC., a
                                 Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 BALANCED CARE REALTY AT PECKVILLE, INC., a
                                 Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 BALANCED CARE REALTY AT SCRANTON, INC., a
                                 Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its
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                                 BALANCED CARE REALTY AT MARTINSBURG, INC., a
                                 Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 BALANCED CARE REALTY AT MAUMELLE, INC., a
                                 Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 BALANCED CARE REALTY AT SHERWOOD, INC., a
                                 Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 BALANCED CARE REALTY AT MOUNTAIN HOME, INC., a Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 BALANCED CARE REALTY AT MANSFIELD, INC., a
                                 Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 OPERATORS:

                                 BCC AT STATE COLLEGE, INC.,
                                 a Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 TC REALTY OF ALTOONA, INC.,
                                 a Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 TC REALTY OF LEWISTOWN, INC.,
                                 a Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 TC REALTY OF READING, INC.,
                                 a Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 TC REALTY OF BERWICK, INC.,
                                 a Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 BLACK BOX OF PECKVILLE, INC.,
                                 a Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 TC REALTY CORPORATION III,
                                 a Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its
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                                 BALANCED CARE AT MARTINSBURG, INC.,
                                 a Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 BALANCED CARE AT MAUMELLE, INC.,
                                 a Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 BALANCED CARE AT SHERWOOD, INC.,
                                 a Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 BALANCED CARE AT MOUNTAIN HOME, INC.,
                                 a Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 TC REALTY CORPORATION II,
                                 a Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 BCC DEVELOPMENT AND MANAGEMENT CO., a
                                 Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 BCC AT ALTOONA, INC., a Delaware
                                 corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 BALANCED CARE AT LEWISTOWN, INC., a Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 BCC AT READING, INC., a Delaware
                                 corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 BALANCED CARE AT BERWICK, INC., a Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 BALANCED CARE AT PECKVILLE, INC., a Delaware corporation


                                 By/s/Clint T. Fegan
                                 Its

                                 BCC AT SCRANTON, INC., a Delaware
                                 corporation


                                 By/s/Clint T. Fegan
                                 Its